UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2010

CAVITATION TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138074	20-4907818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10019 Canoga Ave, Chatsworth, California		91311
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
                                            818-718-0905

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to develop brand recognition with resellers and consumers, develop our current and future products, increase sales and our estimates of cash expenditures for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors”, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our company” refer to Cavitation Technologies, Inc and to our wholly owned subsidiary, HydroDynamic Technology, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2010, the Board of Directors of Cavitation Technologies, Inc. approved an assignment to Cavitation Technologies, Inc., of a patent assignment agreement between Roman Gordon and Hydrodynamic Technology, Inc. originally dated July 1, 2008.  The terms of the agreement provide that Mr. Gordon is to be paid a royalty equal to 5% of the gross sales amount resulting from the licensing or leasing of products embodying the technology previously developed by Mr. Gordon.

On May 13, 2010, the Board of Directors of Cavitation Technologies, Inc. approved an assignment to Cavitation Technologies, Inc., of a patent assignment agreement between Igor Gorodnistky and Hydrodynamic Technology, Inc. originally dated July 1, 2008.  The terms of the agreement provide that Mr. Gorodnitsky is to be paid a royalty equal to 5% of the gross sales amount resulting from the licensing or leasing of products embodying the technology previously developed by Mr. Gorodnitsky.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

10.1     Patent Assignment Agreement between Roman Gordon and Hydrodynamic Technology, Inc. dated July 1, 2008.

10.2     Patent Assignment Agreement between Igor Gorodnitsky and Hydrodynamic Technology, Inc. dated July 1, 2008.

10.3     Assignment of Roman Gordon Patent Assignment Agreement to Cavitation Tecnhologies, Inc.

10.4     Assignment of Igor Gorodnitsky Patent Assignment Agreement to Cavitation Tecnhologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2010

	By:	/s/ Roman Gordon
Roman Gordon
Chief Executive Officer